UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 30, 2006

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its chapter)

Delaware	0-22462	16-1445150

(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028

Buffalo, New York	14219-0228

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (716) 826-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.01. Completion of Acquisition or Disposition of Assets.
ITEM 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: ASSET PURCHASE AGREEMENT
EX-99.1: UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
EX-99.2: PRESS RELEASE

ITEM 2.01. Completion of Acquisition or Disposition of Assets.
On May 31, 2006, Gibraltar Industries, Inc., a Delaware corporation (the “Company”) and its subsidiaries (the “Subsidiaries”) engaged in thermal processing and treatment of metals (collectively with the Company, the “Seller”) entered into an Asset Purchase Agreement (the “Agreement”) with BlueWater Thermal Processing, LLC, a Delaware limited liability company (the “Purchaser”). Pursuant to the Agreement, on June 30, 2006 the Company sold and, the Purchaser purchased, substantially all of the assets of Seller’s Thermal Processing segment (the “Transaction”). Under the terms of the Agreement, the total consideration received by the Company was approximately $135,000,000 paid to the Company in cash and the assumption of certain liabilities. There was no material relationship, other than in respect of the Transaction, between the parties. The foregoing description of the Agreement is qualified in its entirety by reference to the terms, provisions and covenants of the Agreement, a copy of which has been filed as Exhibit 10.1 to this report on Form 8-K and is incorporated herein by reference. The Agreement has been filed to provide investors and security holders with information regarding its terms, provisions, conditions and covenants and is not intended to provide any other factual information respecting the Seller. In particular the Agreement contains representations and warranties the Purchaser and Seller made to and solely for the benefit of each other, allocating among themselves various risks of the transaction. The assertions embodied in those representations and warranties are qualified or modified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in our public disclosures. Accordingly, investors and security holders should not rely on the representations and warranties in the Agreement as characterizations of the actual state of any fact or facts.
ITEM 8.01. Other Events
On June 30, 2006 the Company issued a press release announcing that it had completed the sale of the assets of its Thermal Processing segment. A copy of that press release is included as Exhibit 99.2 hereto and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits
(b)	Pro Forma Financial Information
99.1	Unaudited Pro Forma Condensed Combined Financial Information
(d)	Exhibits.
10.1	Asset Purchase Agreement among Gibraltar Industries, Inc., its subsidiaries that are signatory thereto and Blue Water Thermal Processing LLC dated May 31, 2006

99.2	Press Release dated June 30, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2006	GIBRALTAR INDUSTRIES, INC.

/S/ David W. Kay

	Name:	David W. Kay
	Title:	Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX
     10.1 Asset Purchase Agreement among Gibraltar Industries, Inc., its subsidiaries that are signatory thereto and Blue Water Thermal Processing LLC (Filed herewith)
     99.1 Unaudited Pro Forma Condensed Combined Financial Information (Filed herewith)
     99.2 Press Release dated June 30, 2006 (Filed herewith)